UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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OWENS REALTY MORTGAGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  April 25, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
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Item 8.01 Other Events.

On April 25, 2018, Owens Realty Mortgage, Inc. (the "Company") announced an increase in the quarterly common stock dividend for the second quarter of 2018 from $0.16 per share to $0.20 per share. The dividend is payable on July 13, 2018 to stockholders of record at the close of business on June 29, 2018.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Company's 2018 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 attached to this Current Report on Form 8-K ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company's directors and executive officers in the Company's securities. If the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's definitive proxy statement for the 2017 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2017. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Stockholders. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports."

Forward-Looking Statements
This Current Report includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about Owens Realty Mortgage Inc.'s plans, strategies, prospects, and anticipated events, including the corporate governance improvements, are based on current information, estimates, and projections; they are subject to, risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. The forward-looking statements made in this release include, but may not be limited to, expectations around the Company's plans to distribute current and accumulated earnings in 2018, tax treatment and characterization of distributions made by the Company in 2018, and timing and content of any announcements made with respect thereto.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Owens Realty Mortgage, Inc., issued on April 25, 2018, titled " Owens Realty Mortgage, Inc. Declares 25% Increase in Quarterly Dividend".
99.2	Securities Holdings of Directors and Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: April 25, 2018	By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: President and Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:
Owens Realty Mortgage, Inc.
(925) 239-7001

Additional Investor Contact:
Bill Fiske
Georgeson LLC
212-440-9128
BFiske@georgeson.com

Media Contact:
Phil Denning
ICR, Inc.
646-277-1258
Phil.Denning@icrinc.com

Owens Realty Mortgage, Inc. Declares 25% Increase in Quarterly Dividend

Provides Progress Update on Previously Announced Plan to Enhance Corporate Governance Structure

WALNUT CREEK, Calif., April 25, 2018 -- Owens Realty Mortgage, Inc. (NYSE American: ORM) (the "Company") today announced that its Board of Directors (the "Board") has declared an increased quarterly dividend of $0.20 per share of common stock for the quarter ending June 30, 2018. The dividend is payable on July 13, 2018 to shareholders of record at the close of business on June 29, 2018, which represents a 25% increase in the Company's quarterly dividend. Additionally, the Company provided an update on its progress with respect to previously announced plans to enhance its governance structure.

Commenting on the Company's increased dividend and shareholder-friendly corporate governance changes already underway, Bryan H. Draper, President and Chief Executive Officer, stated: "The previously announced amendment to our external management agreement – negotiated by management on one side and independent directors on the other – contemplated, among other things, that the Company would permanently reduce management fees."

"These changes along with the Company's longer term plans of reducing real estate ownership and growing our loan portfolio, significantly affected today's dividend announcement representing a 25% increase over the dividend paid to shareholders last quarter and a 100% increase over the 2017 fourth quarter dividend. In addition to this dividend increase, we continue to enhance shareholder value through stock repurchases, which over the past 5 years has included repurchasing approximately 2,103,000 shares of the Company's stock through December 31, 2017, representing 18.8% of the original shares outstanding, at an average price of $15.05 per share. We remain intensely focused on strategically and regularly returning capital to our shareholders through a mix of dividends and share repurchases."

The Company's Lead Independent Director, Dennis G. Schmal, stated: "The independent Board members are also leading the Company's efforts to implement targeted modifications to its corporate governance structure that align with the Company's commitment to shareholders. We are considering a range of inputs received from our shareholders, including, among others, adopting formal policies with respect to Board diversity, voting standards with respect to uncontested director elections, director and officer stock ownership/retention guidelines, and hedging and pledging policies.

"Consistent with the Company's commitment to Board diversity, we have been conducting a careful and thoughtful search process to identify female director candidates who possess the requisite skills and experience needed to assist in executing the Company's strategic growth plans," continued Schmal, "We look forward to identifying this candidate for appointment to the Board in the near-term."

About Owens Realty Mortgage, Inc.
Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust ("REIT") that focuses on the origination, investment, and management of commercial real estate mortgage loans. We provide customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. Our primary objective is to provide investors with attractive current income and long-term shareholder value. Owens Realty Mortgage, Inc., is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

Additional information can be found on the Company's website at www.owensmortgage.com.

Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Company's 2018 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the SEC on April 25, 2018 ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company's directors and executive officers in the Company's securities. If the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's definitive proxy statement for the 2017 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2017. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Stockholders. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports."

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about Owens Realty Mortgage Inc.'s plans, strategies, prospects, and anticipated events, including the corporate governance improvements, are based on current information, estimates, and projections; they are subject to, risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. The forward-looking statements made in this release include, but may not be limited to, expectations around the company's plans to distribute current and accumulated earnings in 2018, tax treatment and characterization of distributions made by the company in 2018, and timing and content of any announcements made with respect thereto.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in the Company's most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Exhibit 99.2

SECURITY HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information with respect to the beneficial ownership of the common stock of Owens Realty Mortgage, Inc. (the "Company") as of March 9, 2018 by each director, including director nominees, and the executive officers of the Company.

Name of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned
Bryan H. Draper, Director, President and Chief Executive Officer[2]	93,017	1.02%
William E. Dutra, Executive Vice President[3]	25,589	*
Brian M. Haines, Senior Vice President[4]	7,908	*
James Matthew Kessler, Director[5]	29,074	*
William C. Owens, Director and Chairman of the Board6 7	185,985	2.05%
Melina A. Platt, Chief Financial Officer and Treasurer	3,910	*
Dennis G. Schmal, Lead Independent Director	3,000	*
Gary C. Wallace, Director	1,500	*
Daniel J. Worley, Senior Vice President and Corporate Secretary[8] ___________________________	2,325	*

* Less than 1%

1
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number and percentage of shares of the Company's common stock beneficially owned by a person, shares of the Company's common stock subject to outstanding options, warrants, rights or conversion privileges held by that person that are currently exercisable or exercisable within 60 days of March 9, 2018 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants, rights or conversion privileges but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of March 9, 2018, a total of 9,091,454 shares of the Company's common stock were issued and outstanding. The inclusion of any shares as deemed beneficially owned does not constitute an admission of beneficial ownership by the named shareholder.

2
Includes 4,543 shares of Common Stock held by Draper Family Partnership of which Mr. Draper is a 50% owner.  Mr. Draper disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.  Also includes: (i) 32,713 shares of common stock held by Draper Family Trust dated May 16, 2000 of which Mr. Draper is co-trustee; (ii) 3,275 shares of common stock indirectly by Mr. Draper's spouse; (iii) 52,186 shares of common stock held in Individual Retirement Accounts ("IRAs") of which Mr. Draper is sole beneficiary; and (iv) 300 shares of common stock owned by Mr. Draper's child. Does not include 83,049 shares of common stock held by the Owens Financial Group, Inc., (the "Manager") directly and 13,736 shares of common stock held by Investors Yield, Inc. (a wholly owned subsidiary of the Manager).

3
Includes 2,689 shares of common stock held by The Dutra Trust of which Mr. Dutra is a co-trustee and 22,900 shares of common stock owned indirectly through the Owens Financial Group 401(k) Plan. Does not include 83,049 shares of common stock held by the Manager directly and 13,736 shares of common stock held by Investors Yield. Inc.

4
Includes 1,248 shares of common stock held in an IRA and 3,973 shares of common stock owned indirectly through the Owens Financial Group 401(k) Plan. Does not include 83,049 shares of common stock held by the Manager directly and 13,736 shares of common stock held by Investors Yield. Inc.

5
Mr. Kessler owns 29,074 shares of common stock through two trusts. Mr. Kessler has sole voting and investment power over 17,836 shares of common stock held in one of those trusts and shared voting and investment power over shares of common stock held in the other trust.

6
Mr. Owens owns 62.5% of the Manager and shares voting power at the Manager with Mr. Draper, Mr. Dutra and Mr. Haines, each of whom owns the following percentage of the Manager: Draper – 16.305%; Dutra – 16.305%; and Haines – 4.89%. Mr. Owens' is reporting beneficial ownership of 83,049 shares of common stock held by the Manager directly and 13,736 shares of common stock held by Investors Yield. Inc., with respect to which he has shared voting and investment power. Mr. Owens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

7
Includes 360 shares of common stock held by Owens Trust dated February 24, 1998, the trustee of which is Mr. Owens. Also includes 4,637 shares of common stock held by Belmar, a California limited partnership of which Mr. Owens owns 49.22%.  Mr. Owens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes: (i) 6,361 shares of common stock held indirectly by Mr. Owens spouse; (ii) 11,572 shares of common stock held in an IRA of which Mr. Owens is sole beneficiary; and (iii) 63,460 shares of common stock owned indirectly through the Owens Financial Group 401(k) Plan.

8	Includes 725 shares owned indirectly through Owens Financial Group's 401(k) Plan.